SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2007

GLOBECOMM SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-22839 (Commission File Number)	11-3225567 (I.R.S. Employer Identification No.)

45 Oser Avenue
Hauppauge, New York 11788
(Address of Principal Executive Offices)

(631) 231-9800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Globecomm Systems Inc. (the “Registrant”) has today filed a preliminary prospectus supplement relating to its proposed underwritten public offering of 3,500,000 shares of its common stock. The offering will be made pursuant to the Registrant’s effective shelf registration statement previously filed with the Securities and Exchange Commission on March 21, 2007. The underwriters will have an option to purchase up to an additional 525,000 shares of common stock from the Registrant to cover over-allotments, if any. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated August 3, 2007, reporting the Registrant’s proposed underwritten public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Globecomm Systems Inc.
(Registrant)

By:	/s/ Andrew C. Melfi
Name:	Andrew C. Melfi
Title:	Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: August 3, 2007